Exhibit 24.01

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation, does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) an annual report on Form 10-K (or such other applicable form) including any and all exhibits, schedules, supplements, certifications, supporting documents, amendments, supplementations and corrections thereto, and (ii) one or more Registration Statements, on Form S-3, Form S-8 other applicable form, and any and all amendments and supplements (including post-effective amendments) thereto, or a post-effective amendment to a Registration Statement on Form S-3 (relating to the issuance and sale from time to time of equity and/or debt securities), Form S-8 other applicable form, and any and all amendments and supplements thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., including in connection with the registration of shares of Common Stock for issuance under the Company’s three 401(k) Savings Plans, and shares of Common Stock for issuance under the Company’s Stock Equivalent Plan for Non-Employee Directors of Xcel Energy, in each case, such shares of Common Stock to be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof; and to file the same, with all exhibits thereto and other supporting documents, with said Commission; granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2011.

/s/ Richard C. Kelly Richard C. Kelly Chairman, Chief Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation, does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) an annual report on Form 10-K (or such other applicable form) including any and all exhibits, schedules, supplements, certifications, supporting documents, amendments, supplementations and corrections thereto, and (ii) one or more Registration Statements, on Form S-3, Form S-8 other applicable form, and any and all amendments and supplements (including post-effective amendments) thereto, or a post-effective amendment to a Registration Statement on Form S-3 (relating to the issuance and sale from time to time of equity and/or debt securities), Form S-8 other applicable form, and any and all amendments and supplements thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., including in connection with the registration of shares of Common Stock for issuance under the Company’s three 401(k) Savings Plans, and shares of Common Stock for issuance under the Company’s Stock Equivalent Plan for Non-Employee Directors of Xcel Energy, in each case, such shares of Common Stock to be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof; and to file the same, with all exhibits thereto and other supporting documents, with said Commission; granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February, 2011.

/s/ Benjamin G.S. Fowke III Benjamin G.S. Fowke III President, Chief Operating Officer and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation, does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) an annual report on Form 10-K (or such other applicable form) including any and all exhibits, schedules, supplements, certifications, supporting documents, amendments, supplementations and corrections thereto, and (ii) one or more Registration Statements, on Form S-3, Form S-8 other applicable form, and any and all amendments and supplements (including post-effective amendments) thereto, or a post-effective amendment to a Registration Statement on Form S-3 (relating to the issuance and sale from time to time of equity and/or debt securities), Form S-8 other applicable form, and any and all amendments and supplements thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., including in connection with the registration of shares of Common Stock for issuance under the Company’s three 401(k) Savings Plans, and shares of Common Stock for issuance under the Company’s Stock Equivalent Plan for Non-Employee Directors of Xcel Energy, in each case, such shares of Common Stock to be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof; and to file the same, with all exhibits thereto and other supporting documents, with said Commission; granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of February 2011.

/s/ Fredric W. Corrigan Fredric W. Corrigan Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation, does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) an annual report on Form 10-K (or such other applicable form) including any and all exhibits, schedules, supplements, certifications, supporting documents, amendments, supplementations and corrections thereto, and (ii) one or more Registration Statements, on Form S-3, Form S-8 other applicable form, and any and all amendments and supplements (including post-effective amendments) thereto, or a post-effective amendment to a Registration Statement on Form S-3 (relating to the issuance and sale from time to time of equity and/or debt securities), Form S-8 other applicable form, and any and all amendments and supplements thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., including in connection with the registration of shares of Common Stock for issuance under the Company’s three 401(k) Savings Plans, and shares of Common Stock for issuance under the Company’s Stock Equivalent Plan for Non-Employee Directors of Xcel Energy, in each case, such shares of Common Stock to be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof; and to file the same, with all exhibits thereto and other supporting documents, with said Commission; granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February 2011.

/s/ Richard K. Davis Richard K. Davis Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation, does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) an annual report on Form 10-K (or such other applicable form) including any and all exhibits, schedules, supplements, certifications, supporting documents, amendments, supplementations and corrections thereto, and (ii) one or more Registration Statements, on Form S-3, Form S-8 other applicable form, and any and all amendments and supplements (including post-effective amendments) thereto, or a post-effective amendment to a Registration Statement on Form S-3 (relating to the issuance and sale from time to time of equity and/or debt securities), Form S-8 other applicable form, and any and all amendments and supplements thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., including in connection with the registration of shares of Common Stock for issuance under the Company’s three 401(k) Savings Plans, and shares of Common Stock for issuance under the Company’s Stock Equivalent Plan for Non-Employee Directors of Xcel Energy, in each case, such shares of Common Stock to be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof; and to file the same, with all exhibits thereto and other supporting documents, with said Commission; granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February 2011.

/s/ Albert F. Moreno Albert F. Moreno Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation, does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) an annual report on Form 10-K (or such other applicable form) including any and all exhibits, schedules, supplements, certifications, supporting documents, amendments, supplementations and corrections thereto, and (ii) one or more Registration Statements, on Form S-3, Form S-8 other applicable form, and any and all amendments and supplements (including post-effective amendments) thereto, or a post-effective amendment to a Registration Statement on Form S-3 (relating to the issuance and sale from time to time of equity and/or debt securities), Form S-8 other applicable form, and any and all amendments and supplements thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., including in connection with the registration of shares of Common Stock for issuance under the Company’s three 401(k) Savings Plans, and shares of Common Stock for issuance under the Company’s Stock Equivalent Plan for Non-Employee Directors of Xcel Energy, in each case, such shares of Common Stock to be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof; and to file the same, with all exhibits thereto and other supporting documents, with said Commission; granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February 2011.

/s/ Christopher J. Policinski Christopher J. Policinski Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation, does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) an annual report on Form 10-K (or such other applicable form) including any and all exhibits, schedules, supplements, certifications, supporting documents, amendments, supplementations and corrections thereto, and (ii) one or more Registration Statements, on Form S-3, Form S-8 other applicable form, and any and all amendments and supplements (including post-effective amendments) thereto, or a post-effective amendment to a Registration Statement on Form S-3 (relating to the issuance and sale from time to time of equity and/or debt securities), Form S-8 other applicable form, and any and all amendments and supplements thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., including in connection with the registration of shares of Common Stock for issuance under the Company’s three 401(k) Savings Plans, and shares of Common Stock for issuance under the Company’s Stock Equivalent Plan for Non-Employee Directors of Xcel Energy, in each case, such shares of Common Stock to be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof; and to file the same, with all exhibits thereto and other supporting documents, with said Commission; granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of February 2011.

/s/ David A. Westerlund David A. Westerlund Director

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation, does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) an annual report on Form 10-K (or such other applicable form) including any and all exhibits, schedules, supplements, certifications, supporting documents, amendments, supplementations and corrections thereto, and (ii) one or more Registration Statements, on Form S-3, Form S-8 other applicable form, and any and all amendments and supplements (including post-effective amendments) thereto, or a post-effective amendment to a Registration Statement on Form S-3 (relating to the issuance and sale from time to time of equity and/or debt securities), Form S-8 other applicable form, and any and all amendments and supplements thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., including in connection with the registration of shares of Common Stock for issuance under the Company’s three 401(k) Savings Plans, and shares of Common Stock for issuance under the Company’s Stock Equivalent Plan for Non-Employee Directors of Xcel Energy, in each case, such shares of Common Stock to be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof; and to file the same, with all exhibits thereto and other supporting documents, with said Commission; granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February 2011.

/s/ Kim Williams Kim Williams Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation, does hereby make, constitute and appoint RICHARD C. KELLY, BENJAMIN G.S. FOWKE III and DAVID M. SPARBY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of said Company to (i) an annual report on Form 10-K (or such other applicable form) including any and all exhibits, schedules, supplements, certifications, supporting documents, amendments, supplementations and corrections thereto, and (ii) one or more Registration Statements, on Form S-3, Form S-8 other applicable form, and any and all amendments and supplements (including post-effective amendments) thereto, or a post-effective amendment to a Registration Statement on Form S-3 (relating to the issuance and sale from time to time of equity and/or debt securities), Form S-8 other applicable form, and any and all amendments and supplements thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., including in connection with the registration of shares of Common Stock for issuance under the Company’s three 401(k) Savings Plans, and shares of Common Stock for issuance under the Company’s Stock Equivalent Plan for Non-Employee Directors of Xcel Energy, in each case, such shares of Common Stock to be adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof; and to file the same, with all exhibits thereto and other supporting documents, with said Commission; granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of February 2011.

/s/ Timothy V. Wolf Timothy V. Wolf Director